UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☐

Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

BEACON ROOFING SUPPLY, INC.
(Name of Registrant as Specified In Its Charter)

QXO, INC.

BRAD JACOBS

Ihsan Essaid

Matt Fassler

Mark Manduca

Sheree Bargabos

Paul A. Camuti

Karel Czanderna

Jonathan F. Foster

Mauro Gregorio

Michael C. Lenz

Teresa May

Stephen D. Newlin

Joseph W. Reitmeier

Wendy Whiteash

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

On February 21, 2025, Brad Jacobs, Chairman and CEO of QXO, Inc., issued the following LinkedIn post.